SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

June 1, 2020 (May 27, 2020)
Date of Report
(Date of Earliest Event Reported)

Synovus Financial Corp.
(Exact Name of Registrant as Specified in its Charter)

Georgia	1-10312	58-1134883
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Bay Avenue, Suite 500, Columbus, Georgia 31901
(Address of principal executive offices) (Zip Code)

(706) 641-6500
(Registrant’s telephone number, including area code)

________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 Par Value	SNV	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series D	SNV-PrD	New York Stock Exchange
Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series E	SNV-PrE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD

Synovus Bank (“Synovus”), a wholly-owned subsidiary of Synovus Financial Corp., previously entered into a series of agreements (collectively, the “Original Agreements”) with GreenSky, LLC (“GreenSky”), a subsidiary of GreenSky, Inc., that provided for an originating bank arrangement with GreenSky. Under the Original Agreements, Synovus, through its relationship with GreenSky, could originate and hold for investment up to $1 billion in outstanding principal balances of consumer loans.

On May 27, 2020, Synovus entered into a series of agreements (collectively, the “New Agreements”) with GreenSky that added a new funding structure to, among other things, provide a framework for the programmatic sale of loan participations and/or whole loans by Synovus to third parties, including to a special purpose vehicle sponsored by GreenSky. Loans originated by Synovus under the Original Agreements, or acquired by Synovus from other bank partners in the GreenSky program, can be brought under the structure of the New Agreements upon the mutual agreement of Synovus and GreenSky. GreenSky and its subsidiaries will service the loans owned by Synovus pursuant to the New Agreements, and the term of the servicing relationship continues for the life of the loans covered by the New Agreements.

Under the New Agreements, Synovus' funding commitment is determined on an aggregate basis for loans originated under the New Agreements and the Original Agreements. The total size of the relationship between Synovus and GreenSky will remain at or below $1 billion, including both the loans that are held for investment, as originated under the Original Agreements, and the loans that are held for sale under the New Agreements.

The information contained in this Item 7.01 is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other documents pursuant to the Securities Act or into any filing or other document pursuant to the Exchange Act except as otherwise expressly stated in any such filing.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Synovus has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNOVUS FINANCIAL CORP.

Date: June 1, 2020	By: /s/ Allan E. Kamensky
Name: Allan E. Kamensky
Title: Executive Vice President and General Counsel